EXHIBIT 10.4

FIRST AMENDMENT TO PURCHASE AGREEMENT

This First Amendment to Purchase Agreement (this “Amendment”) is entered into as of September 14, 2021, by and between HNG ATLAS US LP, a Delaware limited partnership (due to scrivener’s error, erroneously referred as “Hines Atlas US LP”) (“Buyer”), and PACIFIC GAS & ELECTRIC COMPANY, a California corporation (“Seller”).
RECITALS
A.Seller and Buyer entered into that certain Purchase Agreement, dated as of May 21, 2021 (“Purchase Agreement”), which provides for the purchase and sale of certain real property located in the City and County of San Francisco, California, commonly known as 25 and 77 Beale Street, 215 and 245 Market Street, and 50 Main Street.
B.Pursuant to Section 3.1 of the Purchase Agreement, Seller notified Buyer that the Closing Date would be September 15, 2021.
C.Buyer and Seller desire to extend the Closing Date and amend the Purchase Agreement as hereinafter set forth.
NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Buyer and Seller hereby agree as follows:
1.Defined Terms. Unless otherwise expressly set forth herein, capitalized terms used herein shall have the meanings set forth in the Purchase Agreement.
2.Extension of Closing Date. Seller and Buyer hereby amend Section 3.1 of the Purchase Agreement to extend the Closing Date from Wednesday, September 15, 2021, to Friday, September 17, 2021. The parties understand and agree that Closing shall be required to occur on the amended Closing Date, time being of the essence.
3.Ratification. Buyer acknowledges that there is a scrivener's error in the name of “Buyer” in the Purchase Agreement (including in the preamble and Buyer’s signature block) in that the reference therein to “Hines Atlas US LP” should read “HNG Atlas US LP”. Buyer agrees that all references to “Hines Atlas US LP” are replaced, in each instance, with “HNG Atlas US LP,” as if “HNG Atlas US LP” was originally stated on the date of execution of the Purchase Agreement. Buyer and Seller hereby ratify, reaffirm and approve the terms and conditions of the Purchase Agreement, as amended hereby, and agree and acknowledge that the Purchase Agreement, as amended hereby, is in full force and effect. In the event of any conflict between the terms of this Amendment and the terms of the Purchase Agreement, the terms of this Amendment will control.
4.Miscellaneous. Each party (i) has agreed to permit the use, from time to time, of telecopied signatures in order to expedite the transaction contemplated by this Amendment, (ii) intends to be bound by its telecopied signature, (iii) is aware that the other will rely on the telecopied signature, and (iv) acknowledges such reliance and waives any defenses (other than fraud) to the enforcement of any document based on the fact that a signature was sent by telecopy. As used herein, the term “telecopied signature” shall include any signature sent via facsimile or via email in portable document format (“.pdf”), as well as any electronic signature covered by the U.S. Federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law (e.g., www.docusign.com).
[Signature Page Follows]

IN WITNESS WHEREOF, Buyer and Seller have executed this Amendment effective as of the date set forth above.

BUYER:

HNG ATLAS US LP,
a Delaware limited partnership

By:    Hines HNG Atlas US GP LLC,
    a Delaware limited liability company,
    its general partner

    By:    Hines HNG Atlas Associates LP,
a Texas limited partnership,
its sole member

By:    Hines HNG Atlas GP LLC,
a Delaware limited liability company,
its general partner

By:     Hines Investment Management Holdings Limited Partnership,
a Texas limited partnership,
its sole member

By:    /s/ Paul Paradis
Name:     Paul Paradis
Title:    Senior Managing Director

Signature Page to First Amendment to Purchase Agreement

SELLER:

PACIFIC GAS AND ELECTRIC COMPANY,
a California corporation

By:     /s/ Julius Cox
Name:     Julius Cox
Title:     Executive Vice President
    People, Shared Services and Supply Chain

Signature Page to First Amendment to Purchase Agreement